Filed pursuant to Rule 497(e)

File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated October 1, 2019 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Prospectus and Statement of Additional Information,

each dated July 30, 2019, as supplemented

Removal of Sub-Adviser

Effective immediately, Sorin Capital Management, LLC (“Sorin”) no longer serves as a sub-adviser to the Fund. Therefore, all references to Sorin in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

The Fund’s assets managed by Sorin have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to Good Hill Partners LP (“Good Hill”), a current sub-adviser to the Fund. BAIA expects Good Hill to manage the assets previously allocated to Sorin using similar resources, including certain personnel, processes and technology.

Shareholders should retain this Supplement for future reference.